PROSPECTUS OCTOBER 31, 2002

JPMORGAN TAX AWARE FUNDS

SELECT SHARES

TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Tax Aware Large Cap Growth Fund                               1

Tax Aware Large Cap Value Fund                                7

Tax Aware Investing                                          13

The Funds' Management and Administration                     14

How Your Account Works                                       15

   Buying Fund Shares                                        15

   Selling Fund Shares                                       16

   Other Information Concerning the Funds                    17

   Distributions and Taxes                                   17

   Risk and Reward Elements                                  19

Financial Highlights                                         22

How To Reach Us                                      Back cover

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
                     (FORMERLY JPMORGAN SELECT LARGE CAP GROWTH FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-21.

THE FUND'S OBJECTIVE

The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

JPMFAM (USA), the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreement.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use


[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

derivatives to hedge various investments or for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Certain derivatives may respond more to changes in economic conditions than other types of securities. Derivatives not

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

used for hedging purposes may involve risk and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT THAT SEEKS CAPITAL GROWTH

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES LONG-TERM CAPITAL GROWTH FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500/BARRA Growth Index, but currently, the Fund compares its performance to the Russell 1000(R) Growth Index instead. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The adviser believes that the Russell 1000(R) Growth Index is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992             8.15%
1993             6.93%
1994             2.47%
1995            33.18%
1996            14.45%
1997            32.87%
1998            40.85%
1999            37.33%
2000           -24.72%
2001           -17.55%

BEST QUARTER                          25.96%
                           4th quarter, 1998

WORST QUARTER                        -18.04%
                           3rd quarter, 2001

The Fund's year-to-date total return as of 9/30/02 was -31.91%.

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001*


                                                  PAST 1 YR.     PAST 5 YRS.    PAST 10 YRS.
----------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         -17.55        9.79              11.16

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   -17.64        6.41               N/A(1)

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           -10.69        8.32               N/A(1)

 RUSSELL 1000(R)GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -20.42        8.27              10.79

 S&P 500/BARRA GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          -12.73       11.07               12.30

 LIPPER LARGE-CAP GROWTH FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                  -23.87        7.50               10.60


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Fund's Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)

 MANAGEMENT FEES                                                         0.40

 DISTRIBUTION (RULE 12b-1) FEES                                          NONE

 SHAREHOLDER SERVICE FEES                                                0.25

 OTHER EXPENSES                                                          0.20
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(1)                                 0.85
--------------------------------------------------------------------------------

(1) "ANNUAL OPERATING EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL YEAR ENDED 10/31/01 AFTER WHICH THE FUND CHANGED ITS FISCAL YEAR END TO 12/31. JPMORGAN CHASE BANK HAS AGREED TO VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND'S SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN)
     EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT CAN BE CHANGED OR TERMINATED AT ANY TIME AT THE OPTION OF JPMORGAN CHASE BANK. THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN ADDITIONAL FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- the operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    87         271         471         1,049

JPMORGAN TAX AWARE LARGE CAP VALUE FUND
                 (FORMERLY JPMORGAN SELECT EQUITY INCOME FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-21.

THE FUND'S OBJECTIVE

The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreement.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments or for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as price to book, price to equity and price to cash flow

-    catalysts that could trigger a change in a stock's price

-    potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Certain derivatives may respond more to changes in economic conditions than other types of securities. Derivatives not used for hedging purposes may involve risk and they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. The Fund's tax aware strategies may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT THAT SEEKS INCOME AND CAPITAL APPRECIATION

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES CAPITAL APPRECIATION FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR

     INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one, five and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index and the Lipper Equity Income Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500 Index, but currently, the Fund compares its performance to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The adviser believes that the Russell 1000(R) Value Index is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992            14.10%
1993            13.31%
1994            -3.60%
1995            32.61%
1996            22.48%
1997            31.27%
1998            11.88%
1999             2.55%
2000            -2.29%
2001           -12.29%


BEST QUARTER                     16.85%
                      4th quarter, 1998

WORST QUARTER                   -12.12%
                      3rd quarter, 2001

The Fund's year-to-date total return as of 9/30/02 was -23.39%.

* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2001*


                                                PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
-----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         -12.29        5.24         10.08

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   -12.60        2.00          N/A(1)

 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            -7.48        3.59          N/A(1)

 RUSSELL 1000(R)VALUE INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -5.59       11.13         14.13

 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                       -11.88       10.70         12.94

 LIPPER EQUITY INCOME FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   -5.20        8.57         11.18


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(1)(%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)

 MANAGEMENT FEES                                                           0.40

 DISTRIBUTION (RULE 12b-1) FEES                                            NONE

 SHAREHOLDER SERVICE FEES                                                  0.25

 OTHER EXPENSES                                                            0.22
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(1)                                   0.87
--------------------------------------------------------------------------------

(1) "ANNUAL OPERATING EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL YEAR ENDED 10/31/01 AFTER WHICH THE FUND CHANGED ITS FISCAL YEAR END TO 12/31. JPMORGAN CHASE BANK HAS AGREED TO VOLUNTARILY REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND'S SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT CAN BE CHANGED OR TERMINATED AT ANY TIME AT THE OPTION OF JPMORGAN CHASE BANK. THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OF REIMBURSE CERTAIN ADDITIONAL FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- the operating expenses are not waived and remain the same as shown above.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    89         278         482         1,073

TAX AWARE INVESTING


TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve their investment objectives for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize distributions of realized short-term Capital gains (taxed as ordinary income). The Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

-    employing a long-term approach to investing;

-    attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

-    in selling appreciated stocks, selecting the most tax-favored share lots;
     and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMFAM (USA) is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

During the most recent fiscal year, the adviser was paid management fees (net of waivers), as a percentage of average daily net assets as follows:

                                           FISCAL
 FUND                                      YEAR ENDED    %
------------------------------------------------------------
 TAX AWARE LARGE CAP GROWTH FUND           12/31/01     0.39

 TAX AWARE LARGE CAP VALUE FUND            12/31/01     0.28

THE PORTFOLIO MANAGERS

TAX AWARE LARGE CAP GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed at JPMFAM(USA) or one of its affiliates since 1995. Mr. Green has been employed at JPMFAM(USA) or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE. We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

Each Fund can earn income and it can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Tax Aware Large Cap Growth Fund generally distributes any net investment income at least quarterly. The Tax Aware Large Cap Value Fund generally distributes any net investment income at least monthly. Each Fund distributes net capital gains, if any, annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will pay all distributions in cash. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Social Security Number or Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its           -  A Fund could outperform its benchmark     -  The adviser focuses its active
   benchmark due to its securities and        due to these same choices                    management on securities selection,
   asset allocation choices                                                                the area where it believes its
                                                                                           commitment to research can most
                                                                                           enhance returns

MARKET CONDITIONS
-  Each Fund's share price and             -  Stocks have generally outperformed        -  Under normal circumstances the Funds
   performance will fluctuate in              more stable investments (such as             plan to remain fully invested in
   response to stock market movements         bonds and cash equivalents) over the         accordance with their policies.
-  Adverse market conditions may from         long term.                                   Equity investments may include U.S.
   time to time cause a Fund to take                                                       and foreign common stocks,
   temporary defensive positions that                                                      convertible securities, preferred
   are inconsistent with its principal                                                     stocks, trust or partnership
   investment strategies and may hinder                                                    interests, warrants, rights, REIT
   the Fund from achieving its                                                             interests and investment company
   investment objective                                                                    securities
                                                                                        -  The Funds seek to limit risk through
                                                                                           active management and diversification
                                                                                        -  During severe market downturns, the
                                                                                           Funds have the option of investing up
                                                                                           to 100% of assets in high quality
                                                                                           short-term instruments

SECURITIES LENDING
-  When a Fund lends a security, there     -  A Fund may enhance income through the     -  The adviser maintains a list of
   is a risk that the loaned securities       investment of the collateral received        approved borrowers
   may not be returned if the borrower        from the borrower                         -  A Fund receives collateral equal to
   defaults                                                                                at least 100% of the current value of
-  The collateral will be subject to the                                                   securities loaned plus accrued
   risks of the securities in which it                                                     interest
   is invested                                                                          -  The lending agent indemnifies a Fund
                                                                                           against borrower default
                                                                                        -  Funds' collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                        -  Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,   -  Hedges that correlate well with           -  The Funds use derivatives for hedging
   swaps and forward foreign currency         underlying positions can reduce or           and risk management purposes
   contracts that are used for hedging        eliminate losses at low cost                 (i.e., to establish or adjust
   the portfolio or specific securities    -  A Fund could make money and protect          exposure to particular securities or
   may not fully offset the underlying        against losses if the investment             markets); risk management may include
   positions and this could result in         analysis proves correct                      management of a Fund's exposure
   losses to a Fund that would not have    -  Derivatives that involve leverage            relative to its benchmark.
   otherwise occurred                         could generate substantial gains at       -  The Funds only establish hedges that
-  Derivatives used for risk management       low cost                                     they expect will be highly correlated
   may not have the intended effects and                                                   with underlying positions
   may result in losses or missed                                                       -  While the Funds may use derivatives
   opportunities                                                                           that incidentally involve leverage,
-  The counterparty to a derivatives                                                       they do not use them for the specific
   contract could default                                                                  purpose of leveraging their
-  Derivatives that involve leverage                                                       portfolios
   could magnify losses
-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns
-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses.

ILLIQUID HOLDINGS
-  A Fund could have difficulty valuing    -  These holdings may offer more             -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth        its net assets in illiquid holdings
-  A Fund could be unable to sell these       than comparable widely traded             -  To maintain adequate liquidity and to
   holdings at the time or price it           securities                                   meet redemptions, each Fund may hold
   desires                                                                                 high quality short-term securities
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements), and,
                                                                                           for temporary or extraordinary
                                                                                           purposes may borrow from banks up to
                                                                                           33 1/3% of the value of its total
                                                                                           assets or draw on a line of credit

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities before      -  A Fund can take advantage of              -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities         offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading could raise a         -  A Fund could realize gains in a short     -  The Funds will generally avoid
   Fund's brokerage and related costs         period of time                               short-term trading, except to take
-  Increased short-term capital gains      -  A Fund could protect against losses          advantage of attractive or unexpected
   distributions could raise                  if a stock is overvalued and its             opportunities or to meet demands
   shareholders' income tax liability         value later falls                            generated by shareholder activity

FOREIGN INVESTMENTS
-  Currency exchange rate movements        -  Favorable exchange rate movements         -  Each Fund anticipates that its total
   could reduce gains or create losses        could generate gains or reduce losses        foreign investments will not exceed
-  A Fund could lose money because of      -  Foreign investments, which represent         20% of total assets
   foreign government actions, political      a major portion of the world's            -  Each Fund actively manages the
   instability, or lack of adequate and       securities, offer attractive                 currency exposure of its foreign
   accurate information                       potential performance and                    investments relative to its
                                              opportunities for diversification            benchmark, and may hedge back into
                                                                                           the U.S. dollar from time to time
                                                                                           (see also "Derivatives")

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND(1),(2)

                                                        1/01/02     11/01/01                YEAR ENDED                1/01/97(4)
                                                        THROUGH      THROUGH    -----------------------------------    THROUGH
                                                        6/30/02     12/31/01(3) 10/31/01 10/31/00 10/31/99 10/31/98   10/31/97
                                                        -------     ----------  -------- -------- -------- --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $17.39       $16.32     $42.93   $47.54   $37.36   $32.30     $26.01
                                                         ------       ------     ------   ------   ------   ------     ------
   Income from investment operations:
     Net investment income                                 0.03         0.02       0.04     0.04     0.30     0.34       0.28
     Net gains or losses on securities (both realized
       and unrealized)                                    (3.60)        1.07     (11.41)   (0.07)   13.66     8.23       6.29
                                                         ------       ------     ------   ------   ------   ------     ------
     Total from investment operations                     (3.57)        1.09     (11.37)   (0.03)   13.96     8.57       6.57
                                                         ------       ------     ------   ------   ------   ------     ------
   Less distributions:
     Dividends from net investment income                  0.02         0.02       0.04     0.03     0.30     0.34       0.28
     Distributions from capital gains                        --           --      15.20     4.55     3.48     3.17         --
                                                         ------       ------     ------   ------   ------   ------     ------
     Total distributions                                   0.02         0.02      15.24     4.58     3.78     3.51       0.28

Net asset value, end of period                           $13.80       $17.39     $16.32   $42.93   $47.54   $37.36     $32.30
                                                         ======       ======     ======   ======   ======   ======     ======
TOTAL RETURN                                             (20.52%)(a)    6.70%(a) (33.30%)  (0.91%)  39.78%   29.12%     25.32%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)                 $300         $433       $423     $839     $901     $654       $548
RATIOS TO AVERAGE NET ASSETS:(6)
     Net expenses                                          0.61%        0.55%      0.49%    0.47%    0.03%    0.02%      0.02%
     Net investment income                                 0.36%        0.56%      0.21%    0.08%    0.69%    0.98%      1.12%
     Expenses without waivers, reimbursements and
       earnings credits                                    0.85%        0.85%      0.85%    0.80%    0.59%    0.60%      0.60%
     Net investment income without waivers,
       reimbursements and earnings credits                 0.12%        0.26%     (0.15%)  (0.25%)   0.13%    0.40%      0.54%
Portfolio turnover rate                                      39%           3%        84%      74%      26%      22%        36%

(1) Formerly the JPMorgan Select Large Cap Growth Fund.
(2) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.
(3) The Fund changed its fiscal year end from October 31 to December 31.
(4) Commencement of Operations.
(5) Not annualized.
(6) Short periods have been annualized.

JPMORGAN TAX AWARE LARGE CAP VALUE FUND(1),(2)


                                                          1/01/02
                                                          THROUGH     11/01/01                YEAR ENDED               1/01/97(4)
                                                          6/30/02      THROUGH   -----------------------------------    THROUGH
                                                        (UNAUDITED)  12/31/01(3) 10/31/01 10/31/00 10/31/99 10/31/98   10/31/97
                                                        -----------  ----------- -------- -------- -------- --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $19.74       $18.44     $25.57   $27.53   $28.89   $34.22     $28.32
                                                           ------       ------     ------   ------   ------   ------     ------
   Income from investment operations:
     Net investment income                                   0.14         0.03       0.20     0.21     0.65     0.85       0.79
     Net gains or losses on securities (both realized
       and unrealized)                                      (1.74)        1.30      (5.41)    1.40     1.69     1.50       5.90
                                                           ------       ------     ------   ------   ------   ------     ------
     Total from investment operations                       (1.60)        1.33      (5.21)    1.61     2.34     2.35       6.69
                                                           ------       ------     ------   ------   ------   ------     ------
   Less distributions:
     Dividends from net investment income                    0.14         0.03       0.19     0.17     0.67     0.83       0.79
     Distributions from capital gains                          --           --       1.73     3.40     3.03     6.85         --
                                                           ------       ------     ------   ------   ------   ------     ------
     Total distributions                                     0.14         0.03       1.92     3.57     3.70     7.68       0.79

Net asset value, end of period                             $18.00       $19.74     $18.44   $25.57   $27.53   $28.89     $34.22
                                                           ======       ======     ======   ======   ======   ======     ======

TOTAL RETURN                                                (8.15%)(a)    7.20%(a) (21.43%)   6.35%    8.18%    7.62%     23.78%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)                  $367         $415       $406     $625     $787     $923       $955
RATIOS TO AVERAGE NET ASSETS:(6)
     Net expenses                                           0.76%        0.69%      0.69%    0.68%    0.03%    0.03%      0.03%
     Net investment income                                  1.43%        0.91%      0.93%    0.83%    2.25%    2.85%      2.97%
     Expenses without waivers, reimbursements and
       earnings credits                                     0.85%        0.85%      0.87%    0.80%    0.58%    0.59%      0.59%
     Net investment income without waivers,
       reimbursements and earnings credits                  1.34%        0.75%      0.75%    0.71%    1.70%    2.29%      2.41%
Portfolio turnover rate                                       66%           0%         8%      43%     146%     148%        73%


(1) Formerly the JPMorgan Select Equity Income Fund.
(2) On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.
(3) The Fund changed its fiscal year end from October 31 to December 31.
(4) Commencement of Operations.
(5) Not annualized.
(6) Short periods have been annualized.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain non-public personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

YOU CAN GET A FREE COPY OF THESE DOCUMENTS AND OTHER INFORMATION, OR ASK US ANY QUESTIONS, BY CALLING US AT 1-800-348-4782 OR WRITING TO:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-7843
          (C)J.P. Morgan Chase & Co. All Rights Reserved. October 2002


                                                                    PR-TA-1002X